================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           UNIVERSAL ELECTRONICS INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                                         [ONE FOR ALL]
                                              [UNIVERSAL ELECTRONICS INC. LOGO]

April 28, 1997

Dear Stockholder:

You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Universal Electronics Inc. to be held on Wednesday, May 28, 1997 at 9:00 a.m., Cleveland, Ohio local time, at The Forum Conference Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio. We urge you to be present in person or represented by proxy at this Meeting of Stockholders.

You will be asked to consider and vote upon the election of certain members of the Company's Board of Directors, the ratification and approval of the Company's 1996 Stock Incentive Plan and the awards granted thereunder to date, and the ratification of the Board of Directors' engagement of the Company's independent auditors for the year ending December 31, 1997. Details of these proposals and a description of the general business, directors and management of Universal Electronics are set forth in the accompanying Proxy Statement. The Board of Directors unanimously recommends that stockholders vote to approve all of the proposals.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please promptly complete, sign, date, and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card.

On behalf of the Board of Directors and management of Universal Electronics Inc., we would like to thank you for all of your support.

Sincerely yours,

/s/ David M. Gabrielsen

David M. Gabrielsen
Chairman, President and Chief Executive Officer

                           UNIVERSAL ELECTRONICS INC.

                            Corporate Headquarters:
                          1864 Enterprise Parkway West
                             Twinsburg, Ohio 44087

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 28, 1997

     The 1997 Annual Meeting of Stockholders of Universal Electronics Inc., a Delaware corporation ("Universal" or the "Company"), will be held on Wednesday, May 28, 1997 at 9:00 a.m., Cleveland, Ohio local time, at The Forum Conference Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio. Doors to the meeting will be open at 8:00 a.m.

     The meeting will be conducted:

     1. To consider and to vote upon the following proposals (collectively, the "Proposals"), each of which is described in more detail in the accompanying Proxy Statement:

          (i) Proposal One: The election of Paul D. Arling, David M. Gabrielsen, Mark S. Kopaskie, and F. Rush McKnight as directors to serve on the Board of Directors until the next Annual Meeting of Stockholders to be held in 1998 or until election and qualification of their successors;

         (ii) Proposal Two: Ratification and approval of the Universal Electronics Inc. 1996 Stock Incentive Plan and the awards granted thereunder to date; and

        (iii) Proposal Three: Ratification of the appointment of Price Waterhouse LLP, a firm of independent accountants, as the Company's auditors for the year ending December 31, 1997.

     2. To consider and act upon such other matters as may properly come before the meeting or any and all postponements or adjournments thereof.

     Only stockholders of record at the close of business on April 23, 1997 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

                                            /s/ Richard A. Firehammer, Jr.

                                            Richard A. Firehammer, Jr.
                                            Vice President, General Counsel and
                                            Secretary

April 28, 1997

        EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE
             ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.

                           UNIVERSAL ELECTRONICS INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                     To be held on Wednesday, May 28, 1997

                       Mailed on or About April 28, 1997

                                  INTRODUCTION

     This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of Universal Electronics Inc., a Delaware corporation ("Universal" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") from holders of record of the Company's outstanding shares of common stock, par value $.01 per share (the "Company Common Stock"), as of the close of business on April 23, 1997 (the "Annual Meeting Record Date") for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 28, 1997, at 9:00 a.m. (Cleveland, Ohio local time) at The Forum Conference Center, One Cleveland Center, 1375 East 9th Street, Cleveland, Ohio and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about April 28, 1997. The world headquarters and principal executive offices of the Company are located at 1864 Enterprise Parkway West, Twinsburg, Ohio 44087.

                      VOTING RIGHTS AND PROXY INFORMATION

     Only holders of record of shares of Company Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Such holders of shares of Company Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting. The presence, either in person or by properly executed and delivered proxy, of the holders of a majority of the then outstanding shares of Company Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. Under Delaware law, shares of Company Common Stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     The affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) as to Proposal One will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

     Unless otherwise provided by law or the Company's Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the shares of Company Common Stock present in person or represented by proxy at the Annual Meeting is required to approve all other questions and matters properly brought before the Annual Meeting, including, without limitation, Proposals Two and Three. Abstentions as to all such questions and matters, including Proposals Two and Three, will have the same effect as votes against such proposals. Broker non-votes, however, will be treated as not voted for purposes of determining approval of such questions and matters and will not be counted as votes for or against such questions and matters.

     As of April 23, 1997, there were 6,292,012 shares of Company Common Stock outstanding and entitled to vote at the Annual Meeting. The directors and executive officers of the Company intend to vote the shares of Company Common Stock held by them in accordance with the recommendations of the Board with respect to the Proposals.

     All shares of Company Common Stock that are represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for the Proposals, such proxies will be voted in accordance with the recommendations of the Board as set forth herein with respect to such Proposals.

     In the event that a quorum is not present at the time the Annual Meeting is convened or if for any other reason, the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn the Annual Meeting with or without a vote of the stockholders. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Company Common Stock for which they have voting authority in favor of such adjournment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with Star Bank, in its capacity as transfer agent for the Company (the "Transfer Agent"), at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Company Common Stock and delivering it to the Transfer Agent at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Star Bank, 425 Walnut Street, Mail Location #5155, 6th Floor, Cincinnati, Ohio 45202 Attention: Proxy Department.

                        OWNERSHIP OF COMPANY SECURITIES

     The Company Common Stock is the only outstanding class of equity security of the Company.

     Ownership as of March 31, 1997 of the Company Common Stock by directors, nominees, each executive officer named in the Executive Compensation tables below, as well as by all directors and executive officers of the Company as a group, and to the Company's knowledge, beneficial holders of more than five percent of the Company Common Stock, is as follows:

                                                           SHARES OF
                                                         COMMON STOCK               % OF SHARES
                                                      BENEFICIALLY OWNED            OUTSTANDING
                         NAME                       AS OF MARCH 31, 1997(1)     AS OF MARCH 31, 1997
    ----------------------------------------------  -----------------------     --------------------
    DIRECTORS AND NOMINEES
      Paul D. Arling(2)...........................           18,067(3)                     *
      David M. Gabrielsen.........................          110,001(4)                  1.72
      Peter L. Gartman............................            3,634                        *
      Bruce A. Henderson..........................            3,034                        *
      Brian J. Jackman............................            6,868(5)                     *
      Mark S. Kopaskie(6).........................           37,417(7)                     *
      F. Rush McKnight(8).........................               --                       --
      William C. Mulligan.........................            4,618(9)                     *
      Thomas G. Murdough, Jr......................            4,368(10)                    *
    NON-DIRECTOR EXECUTIVE OFFICERS
      Richard A. Firehammer, Jr...................           24,625(11)                    *
      Dennis P. Mansour...........................            8,833(12)                    *
    ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
      GROUP (10 persons)..........................          221,465(13)                 3.43

---------------

   * Less than one percent.

 (1) To the Company's knowledge, no person owns more than five percent of the Company Common Stock as of March 31, 1997.

 (2) On August 22, 1996, Mr. Arling was elected to the Company's Board of Directors, filling one of the vacancies created by the resignations of Messrs. Frank J. Doherty, Paul V. Darbee and Frank A. O'Donnell as members of the Company's Board of Directors.

 (3) Includes 16,667 shares subject to currently exercisable options. Also includes 500 shares held by Mr. Arling's wife as to which Mr. Arling disclaims beneficial ownership.

 (4) Includes 90,001 shares subject to currently exercisable options.

 (5) Includes 3,334 shares subject to currently exercisable options.

 (6) On August 22, 1996, Mr. Kopaskie was elected to the Company's Board of Directors, filling one of the vacancies created by the resignations of Messrs. Frank J. Doherty, Paul V. Darbee and Frank A. O'Donnell as members of the Company's Board of Directors.

 (7) Includes 35,417 shares subject to currently exercisable options.

 (8) Nominated this year to serve as a director.

 (9) Includes 3,334 shares subject to currently exercisable options.

(10) Includes 3,334 shares subject to currently exercisable options.

(11) Includes 17,625 shares subject to currently exercisable options.

(12) Includes 5,833 shares subject to currently exercisable options.

(13) Includes 175,545 shares subject to currently exercisable options.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

     The number of directors of the Company's Board of Directors is presently set at nine and is divided into two classes. There are currently eight directors, three of whom are Class I Directors and five of whom are Class II Directors, and one vacancy. The Class I Directors are directors who are also employees of the Company and/or any subsidiary of the Company, and are elected each year at the Annual Meeting of Stockholders to serve a one-year term. The Class II Directors are directors of the Company who are not also employees of the Company and/or any subsidiary of the Company, and are elected every even-numbered year at the Annual Meeting of Stockholders to serve a two-year term.

     Each of the Class I Directors' terms expires at this year's Annual Meeting. Each of the Class II Directors' terms expires at the 1998 Annual Meeting of Stockholders.

     On August 22, 1996, Messrs. Paul D. Arling and Mark S. Kopaskie, the Company's Senior Vice President and Chief Financial Officer and the Company's Executive Vice President and Chief Operating Officer, respectively, were appointed to the Company's Board of Directors as Class I Directors to fill two of the three vacancies resulting from the resignations by Messrs. Frank J. Doherty, Paul V. Darbee and Frank A. O'Donnell as officers and directors of the Company.

     The Board has nominated and recommends the reelection of Messrs. Gabrielsen, Arling, and Kopaskie as Class I Directors for a one-year term expiring at the 1998 Annual Meeting of Stockholders. In addition, the Board has nominated and recommends the election of F. Rush McKnight as a Class II Director for a one-year term expiring at the 1998 Annual Meeting of Stockholders (the time at which all terms of Class II Directors expire). Mr. McKnight is nominated to fill the current vacancy on the Board.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Messrs. Gabrielsen, Arling, Kopaskie, and McKnight.

     If elected, Messrs. Gabrielsen, Arling, Kopaskie, and McKnight have consented to serve as directors of the Company for a one-year term and until their respective successors are elected and qualified. Although it is not contemplated that any nominee will be unable to serve as director, in such event, the proxies will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors.

     Information with respect to each nominee is set forth below.

NOMINEES FOR ELECTION AS CLASS I DIRECTORS

David M. Gabrielsen             Mr. Gabrielsen is Chairman, President and Chief Executive
  Chairman, President and       Officer of the Company. He was named Chairman of the Board of
    Chief Executive Officer     the Company in August 1996 upon the resignation of Mr.
  Director since 1995           Doherty, has been the Company's President and Chief Executive
  Member of the Nominating      Officer since January 1995 and a director since February
  Committee of the Board of     1995. Prior to that, upon joining the Company in December
  Directors                     1994, he held the position of Chief Operating Officer. Prior
  Age: 40                       to joining the Company, Mr. Gabrielsen served in various
                                capacities at Mr. Coffee, inc. (a manufacturer of home coffee and tea makers and filters). At the 1996 Annual Meeting of
                                Stockholders, Mr. Gabrielsen was reelected as a director of the Company to serve until the 1997 Annual Meeting of
                                Stockholders.

Paul D. Arling                  Mr. Arling is Senior Vice President and Chief Financial
  Senior Vice President and     Officer of the Company, positions he has held since joining
    Chief Financial Officer     the Company in May 1996. Prior to joining the Company, from
  Director since 1996           1993 through May 1996, he served in various capacities at
  Age: 34                       LESCO, Inc. (a manufacturer and distributor of professional turf care products) with the most recent being Acting Chief
                                Financial Officer. Prior to LESCO, he worked for Imperial
                                Wallcoverings (a manufacturer and distributor of wallcovering products) as Director of Planning and The Michael Allen
                                Company (a strategic management consulting company) where he was employed as a management consultant. Mr. Arling became a director of the Company in August 1996 to fill one of the
                                vacancies created by the resignations of Messrs. Doherty,
                                Darbee, and O'Donnell, to serve for the remainder of their term until the 1997 Annual Meeting of Stockholders.

Mark S. Kopaskie                Mr. Kopaskie is Executive Vice President and Chief Operating
  Executive Vice President and  Officer of the Company, positions he has held since December
    Chief Operating Officer     1996. Prior to that, upon joining the Company in February
  Director since 1996           1996, he held the position of Senior Vice President of
  Age: 39                       Operations. Prior to joining the Company, from December 1991 to January 1995, Mr. Kopaskie served in various capacities at
                                Mr. Coffee, inc., most recently as its Senior Vice President,
                                Operations. From March 1990 to November 1991 he served as a
                                Principal and President and Chief Executive Officer of
                                Morrison Industries, L.P. (a manufacturer and distributor of truck parts). Mr. Kopaskie became a director of the Company in August 1996 to fill one of the vacancies created by the resignations of Messrs. Doherty, Darbee, and O'Donnell, to serve for the remainder of their term until the 1997 Annual
                                Meeting of Stockholders.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

F. Rush McKnight                Mr. McKnight is a retired partner of the law firm Calfee,
  Nominee for Director          Halter & Griswold LLP. He has been associated with the firm
  Age: 67                       since 1961. From 1957 to 1961, he was with the law firm
                                Falsgraf, Kundtz, Reidy & Shoup. Mr. McKnight is presently a member of the Board of Directors of Figgie International,
                                Inc., a diversified manufacturing company of various defense, commercial and fire support products, and United Tube
                                Corporation, a manufacturer of small dimensional steel
                                tubing. Mr. McKnight is being nominated to fill the vacancy currently existing on the Board of Directors.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 1998

Peter L. Gartman                Mr. Gartman is Executive Vice President of Mast Industries (a
  Director since 1996           procurement division of The Limited, a publicly held apparel
  Member of the Audit           retailer), which position he has held since 1992. From 1989
  Committee of the Board        to 1992, he served as Vice Chairman of MNC Financial, a
  of Directors                  regional bank in Maryland. From 1986 to 1989, he served in
  Age: 48                       various capacities with Spectrum Group, a direct investment group, including as its Chief Executive Officer and
                                President. Prior to that, he served in various capacities
                                with Emerson Electric Company (from 1983 to 1986) and with
                                Black & Decker Corporation (from 1974 to 1983).

Bruce A. Henderson              Mr. Henderson is President and Chief Operating Officer of
  Director since 1996           Robertshaw Controls Company, a division of Siebe, PLC (a
  Member of the Compensation    manufacturer of electronics controls for the automotive
  Committee of the Board        industry), which position he has held since 1995. From 1983
  of Directors                  to 1995, he served in various capacities with TRW Inc. Prior
  Age: 47                       to that, he held various positions with McKinsey & Company, a management consulting firm (from 1977 to 1983) and with
                                Raytheon Company (from 1972 to 1977).

Brian J. Jackman                Mr. Jackman is Executive Vice President and a director of
  Director since 1993           Tellabs, Inc. (a telecommunications company), a position he
  Member of the Audit           has held since 1990, and also serves as President of Tellabs
  Committee of the Board        Operations, Inc. In 1989, he served as Senior Vice President
  of Directors                  and General Manager, Data Communications Division and from
  Age: 56                       1986 to 1989, as Senior Vice President, Marketing and Sales
                                of Tellabs, Inc. He also serves on the board of Advanced
                                Fibre Communications.

William C. Mulligan             Mr. Mulligan is a general partner with Primus Venture
  Director since 1992           Partners (a Cleveland-based venture capital partnership),
  Member of the Audit           which position he has held since 1987.
  Committee of the Board
  of Directors
  Age: 43

Thomas G. Murdough, Jr.         Mr. Murdough is the founder, President and a director of STEP
  Director since 1993           2 Corporation (a consumer products company) since its
  Member of the Compensation    inception in 1991. From 1970 to 1989, he was President of
  committee of the Board of     Little Tikes Company, a company he founded and which was
  Directors                     acquired by Rubbermaid, Inc. in 1984.
  Age: 48

VOTE REQUIRED

     Approval of the election of the nominees is subject to the affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.

               THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     In 1996, the Board met seven times and acted by unanimous written consent five times. No director attended less than 75% of the number of meetings of the Board of Directors and the committees on which he served during the period for which he was a member of the Board.

     The Board has three standing committees: (i) Audit; (ii) Compensation; and
(iii) Nominating. The members of each committee are appointed by the Board of Directors and serve at its discretion. A majority of each of the committees constitutes a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, are acts of any of the respective committees.

     The members of the Audit Committee are Peter L. Gartman, Brian J. Jackman and William C. Mulligan, none of whom is an officer or employee of the Company or any of its subsidiaries. The Audit Committee's functions include meeting with the Company's independent auditors and management representatives, making recommendations to the Board regarding the appointment of the independent auditors, approving the scope of audits and other services to be performed by the independent auditors, considering whether the performance of any professional service by the auditors could impair their independence, and reviewing the results of external audits, the accounting principles applied in financial reporting, and financial and operational controls. The independent auditors have unrestricted access to the Audit Committee and vice versa. The Audit Committee met three times during 1996 and acted once by unanimous written consent.

     The members of the Compensation Committee are Bruce A. Henderson and Thomas
G. Murdough, Jr., neither of whom is an officer or employee of the Company or any of its subsidiaries. William C. Mulligan ceased as a member of the Compensation Committee in May 1996 when Mr. Henderson was named to the Committee. The Compensation Committee's functions include making recommendations to the Board on policies and procedures relating to executive officers' compensation and various employee stock plans and approving individual salary adjustments and stock awards in those areas. The Compensation Committee acted once by unanimous written consent in 1996.

     The sole member of the Nominating Committee is David M. Gabrielsen, the Chairman, President and Chief Executive Officer of the Company. This committee considers nominees for election as directors. The committee utilizes the same procedure to consider nominees recommended by stockholders made pursuant to procedures identified in the Company's Amended and Restated By-laws, which are described in this Proxy Statement in "STOCKHOLDER NOMINATIONS OF DIRECTORS", as is used to consider nominees recommended by any other source. In addition, the committee fulfills an advisory function with respect to a range of matters affecting the Board and its committees, including making recommendations with respect to qualifications of director candidates, compensation of directors, the selection of committee assignments and chairs, and related matters affecting the functioning of the Board. The Nominating Committee met once in 1996.

                           COMPENSATION OF DIRECTORS

     Prior to November 26, 1996, directors who are not officers of the Company or any of its subsidiaries were paid $15,000 annually for their services as directors. On November 26, 1996, the Board of Directors modified the amount and manner in which these directors are compensated such that they now receive an annual fee of $18,000, $12,000 of which is paid in shares of Company Common Stock, with the balance being paid in cash. Directors who are also officers of the Company receive no additional compensation for their services as directors, except that prior to his resignation, Frank J. Doherty was paid an annual Chairman and director fee of $50,000 (see "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION"). All directors are also reimbursed for travel expense and other out-of-pocket costs incurred in attending meetings.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and certain of its officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and The Nasdaq Stock Market. Such persons are further required to furnish the Company with copies of all such forms they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that, except for the inadvertent late filing of Form 4 reports by each of David M. Gabrielsen and Thomas G. Murdough, Jr., each with respect to one transaction in 1996, all of the Section 16(a) filing requirements were satisfied by the Company's directors and executive officers. To the Company's knowledge, no person owns more than ten percent of Company Common Stock.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY OF COMPENSATION

     Table I below sets forth a summary of the compensation paid by the Company to its chief executive officer and the four additional most highly compensated executive officers of the Company.

TABLE I

        SUMMARY COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   ANNUAL                LONG TERM
                                              COMPENSATION(1)       COMPENSATION AWARDS
                                                    ($)                     (#)               ALL OTHER
               NAME AND                     --------------------    -------------------    COMPENSATION(4)
          PRINCIPAL POSITION        YEAR     SALARY     BONUS(2)     STOCK OPTIONS (3)           ($)
    ------------------------------  ----    --------    --------    -------------------    ---------------
    David M. Gabrielsen...........  1996    $250,000    $     0           200,000              $ 5,979
      President and Chief           1995     240,000     55,000            60,000                1,502
      Executive Officer             1994       6,923          0                 0                    0
    Mark S. Kopaskie..............  1996     180,000          0            50,000                5,402
      Executive Vice President      1995     125,481     32,000            50,000                    0
      and Chief Operating Officer   1994         N/A        N/A               N/A                  N/A
    Richard A. Firehammer, Jr.....  1996     110,000          0            15,000                3,777
      Vice President, General       1995     100,000      7,500             7,000                3,012
      Counsel and Secretary         1994     100,000          0            20,000                  702
    Dennis P. Mansour.............  1996     101,942          0            10,000                4,327
      Corporate Controller          1995      33,248      3,500            10,000                  501
                                    1994         N/A        N/A               N/A                  N/A
    Paul D. Arling(5).............  1996      89,231          0            80,000                2,502
      Senior Vice President         1995         N/A        N/A               N/A                  N/A
      and Chief Financial Officer   1994         N/A        N/A               N/A                  N/A

---------------

(1) Excludes certain perquisites and other amounts which for any executive officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(2) Bonus includes the amount of cash bonus earned and accrued during the relevant year and paid subsequent to the end of such year.

(3) Awards referenced above represent options to purchase shares of the Company Common Stock.

(4) The amounts shown reflect Company contributions to the executive officer's 401(k) plan account and supplemental life insurance premiums paid by the Company. For 1996, they are as set forth in the following table:

                                          DAVID M.     MARK S.       RICHARD A.       DENNIS P.    PAUL D.
                                         GABRIELSEN    KOPASKIE    FIREHAMMER, JR.     MANSOUR     ARLING
                                         ----------    --------    ---------------    ---------    -------
        401(k) Company Contributions...    $2,375       $2,375         $ 2,375         $ 2,375     $    0
        Supplemental Life Insurance
          Premiums.....................     3,604        3,027           1,402           1,952      2,502
                                           ------       ------          ------          ------     ------
                                           $5,979       $5,402         $ 3,777         $ 4,327     $2,502
                                           ======       ======          ======          ======     ======

(5) Mr. Arling joined the Company in May 1996 in the capacity of Senior Vice President and Chief Financial Officer.

STOCK OPTIONS

     Grant of Stock Options. Table II below sets forth information regarding options to purchase Company Common Stock granted by the Company under the Universal Electronics Inc. 1995 Stock Incentive Plan and, subject to stockholder approval thereof, the Universal Electronics Inc. 1996 Stock Incentive Plan (see "PROPOSAL TWO: RATIFICATION AND APPROVAL OF 1996 STOCK INCENTIVE PLAN") to its chief executive officer and the four additional most highly compensated executive officers in 1996.

TABLE II

          STOCK OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1996

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                                ANNUAL RATES OF
                                                 % OF                                             STOCK PRICE
                                STOCK        TOTAL OPTIONS                                     APPRECIATION FOR
                               OPTIONS        GRANTED TO       EXERCISE                         OPTION TERM(2)
                              GRANTED(1)       EMPLOYEES        PRICE       EXPIRATION       ---------------------
            NAME                 (#)            IN 1996         ($/SH)         DATE             5%          10%
----------------------------  ----------     -------------     --------     ----------       --------     --------
David M. Gabrielsen.........     50,000(3)        11.2%        $ 7.6875      01/01/06(3)     $241,730     $612,594
                                110,000(4)        24.6           5.6875      11/30/06(4)      393,449      997,084
                                 20,000(4)         4.5           7.5000      11/30/06(4)       94,334      239,061
                                 20,000(4)         4.5           8.5000      11/30/06(4)      106,911      270,936
Mark S. Kopaskie............     50,000(4)        11.2           5.6875      11/30/06(4)      178,841      453,220
Paul D. Arling..............     30,000(3)         6.7          11.2500      05/06/06(3)      212,250      537,887
                                 50,000(4)        11.2           5.6875      11/30/06(4)      178,841      453,220
Richard A. Firehammer,
  Jr........................     15,000(4)         3.4           5.6875      11/30/06(4)       53,652      135,966
Dennis P. Mansour...........     10,000(4)         2.2           5.6875      11/30/06(4)       35,768       90,644

---------------

(1) Under its 1995 Stock Incentive Plan and 1996 Stock Incentive Plan, the Company may grant to eligible employees stock options either on a non-qualified tax basis or as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). All stock options granted to Company employees in 1996 were non-qualified stock options and totaled 447,500 shares.

(2) In accordance with Securities and Exchange Commission rules, the potential realizable values as set forth in this table show the gains that might exist for the stock options assuming that these options would be exercised ten years from the date of grant based on exercise price at the time of the grant.

(3) Options were granted pursuant to the Universal Electronics Inc. 1995 Stock Incentive Plan and vest over four years on the anniversary date of the grant at a rate of 25% per year and have ten year terms. If an optionee ceases to be an employee, other than by reason of death or disability, while holding an exercisable option, the option will generally terminate if not exercised within the following 180 days. If the optionee's employment ceases without "cause" or as a result of a "constructive termination", each as defined in the Plan, all options shall be immediately exercisable and, if the optionee's employment ceases within two years of such constructive termination, then the optionee shall be permitted to exercise the options at any time until the expiration of the option in accordance with its original term. Stock options are not transferrable except that if an optionee dies while an employee of the Company or within one year after becoming disabled, a legal representative or legatee may exercise the option, to the extent not already exercised, at any time up to one year from the date of death or, if shorter, the expiration of the option in accordance with its original term.

(4) Options were granted pursuant to the Universal Electronics Inc. 1996 Stock Incentive Plan (see "PROPOSAL TWO: RATIFICATION AND APPROVAL OF 1996 STOCK INCENTIVE PLAN").

     Aggregated Stock Option Exercises and Year-End Value. Table III below sets forth, on an aggregated basis, information regarding the exercise during 1996 of options to purchase Company Common Stock by the Company's named executives and the value on December 31, 1996 of all unexercised stock options held by such individuals.

TABLE III

   AGGREGATED STOCK OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 1996
                        AND YEAR-END STOCK OPTION VALUES

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED        IN-THE-MONEY STOCK OPTIONS
                                                             STOCK OPTIONS AT YEAR END             AT YEAR END(1)
                             SHARES ACQUIRED     VALUE                  (#)                             ($)
                               ON EXERCISE      REALIZED    ----------------------------    ----------------------------
           NAME                    (#)            ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
---------------------------  ---------------    --------    -----------    -------------    -----------    -------------
David M. Gabrielsen........        --              --          65,001         194,999         $14,875         $44,625
Mark S. Kopaskie...........        --              --          29,167          70,833           7,438          22,313
Paul D. Arling.............        --              --          16,667          63,333              --              --
Richard A. Firehammer,
  Jr.......................        --              --          16,750          25,250           1,041           3,124
Dennis P. Mansour..........        --              --           5,833          14,167              --              --

---------------

(1) Based on a per share price for Company Common Stock of $5.50, which price reflects the closing price of the Company Common Stock as reported on The Nasdaq Stock Market on December 31, 1996, the last trading day of 1996.

EMPLOYMENT AGREEMENTS

     Presently, the Company has no employment agreements with any of its executive officers; however, in November 1996, the Board of Directors recommended that employment agreements be offered to each of Messrs. Gabrielsen, Kopaskie, and Arling (the "Officers").

     Subject to formal review and approval by the Board of Directors, the employment agreements as proposed provide for an initial annual base salary for Messrs. Gabrielsen, Kopaskie, and Arling of $310,000, $200,000, and $165,000, respectively. The agreements also provide for a bonus payable at the end of the 1997 fiscal year in an amount equal to a percentage of the Officers' base salary, provided that certain earnings per share targets are met. The agreements also permit the Company to award the Officers a discretionary bonus determined by the Company and provide for the grant of stock options for the 1997 calendar year (which options were granted December 1, 1996) (subject to the receipt of stockholder approval for such plan (see "PROPOSAL TWO: RATIFICATION AND APPROVAL OF 1996 STOCK INCENTIVE PLAN")). The agreements further provide for the Officers' participation in benefits plans of the Company in effect from time to time and for other customary benefits.

     Under the agreements, upon the Company's termination of the Officers' employment for reasons other than for "just cause" (as such term is defined in the agreements) or the resignation by the Officers for a "good reason" (as such term is defined in the agreements, which definition includes the occurrence of a change in control), the Officers will receive salary, bonus, other incentive compensation and perquisites, and may continue to participate in Company benefits plans, for the 24-month period (or 36-month period, in circumstances of a hostile acquisition) following such termination or resignation. If the Officers terminate the agreements for any reason other than a "good reason," they are entitled under the agreements to receive salary, bonus, incentive compensation and perquisites and to participate in Company benefits plans for a three-month period following such resignation. If the Officers' employment terminates following a "change in control" (as such term is defined in the agreements), the Officers are entitled to gross-up payments equal to the federal, state, local and excise income taxes payable on any lump-sum amounts received by the Officers under the agreements.

     The agreements prohibit the Officers from competing with the Company and soliciting any of its customers or employees for a period of 24 months if terminated by the Company for "just cause" and 12 months if terminated by the Company for any reason other than "just cause" or by the Officers for any reason other than a "good reason."

     The initial terms of these agreements, as proposed, expire on March 31, 1999, on which date such agreements are automatically extended for additional one-year terms unless, prior to March 31, 1999, the parties have reached other agreement regarding the extension of the Officers' employment or the parties have terminated the agreements as provided therein.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As stated above, the Compensation Committee currently consists of Messrs. Henderson and Murdough, both of whom are non-employees. The Compensation Committee recommends compensation arrangements for the Company's executive officers and is also responsible for determining and otherwise administering the timing, amount, exercise price and other terms of options granted under the Company's various stock incentive plans. Under certain of those plans, options may be granted to non-employee directors of the Board of Directors. In all instances of stock option grants, the recommendations of the Compensation Committee are passed upon and approved by the full Board of Directors. In 1996, Frank J. Doherty was paid an annual fee of $50,000 for his services as Chairman of the Board of Directors of the Company. Mr. Doherty served as a member of the Compensation Committee through May 1996.

                              CERTAIN TRANSACTIONS

     In May 1994, the Company entered into agreements with certain of its executive officers and other employees whereby the Company loaned $484,989 to them to fund their purchase, on the open market, of shares of the Company Common Stock. These borrowings are evidenced by secured promissory notes, are due in five years from the date of the advance together with simple interest calculated at a local bank's prevailing interest rate for loans of this nature, and are secured by a pledge of the purchased stock. None of these loans exceeded $60,000. With the exception of Mr. Firehammer, who received loans amounting to $42,875, neither the Company's chief executive officer nor any of the other named officers received loans as declared herein. As a result of the Company's restructuring efforts and other termination of certain executive officers and other employees of the Company through March 31, 1997, $331,817 of these loans were forgiven (with the purchased stock being retained by the borrowers) and $69,782 of these loans were repaid, all in accordance with the terms of the loans.

     F. Rush McKnight, a nominee for election to the Company's Board of Directors, is a retired partner of the law firm of Calfee, Halter & Griswold LLP, which has been retained by the Company in connection with certain legal matters.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors, first established after the Company's February 1993 initial public offering, met once during 1996. The members of the Committee are Bruce A. Henderson and Thomas G. Murdough, Jr. and the Committee recommends compensation arrangements for the Company's executive officers and administers its various stock incentive plans.

     The Compensation Committee will review the compensation policies of the Company throughout the coming year. All compensation actions taken during 1996 were consistent with principles previously established by the Board of Directors. These principles include building a strong relationship between stockholder return and executive compensation, providing incentives to achieve both near and long-term goals, and providing an overall level of remuneration which is fair and reflective of performance. Further, consistent with past practice, the Board has decided that management of the Company should make decisions with respect to the compensation of all employees other than the chief executive officer and all other executive officers of the Company.

     Compensation Philosophy and Program. In administering executive officer compensation, the Compensation Committee's objective is to establish a total pay program for the Company which appropriately balances compensation costs with salaries and incentives sufficient to retain and motivate key executives. The other executive officers, except for Mr. Gabrielsen, are not present at the discussions or deliberations of the Compensation Committee unless requested by the Compensation Committee, and were not present at the meeting in 1996. To establish compensation targets, the Compensation Committee uses data provided by the

Company which reflects overall and individual executive officer compensation history, the Company's recent and planned performance and, to the extent available, data reflecting compensation practices of companies who are competitors of the Company (the "Compare Group"). The Compare Group includes members of the Company's Peer Group and private companies. However, because the Company has found that the companies comprising the Compare Group are substantially larger than the Company, the Compensation Committee discounts such comparison data and relies more on internal information and criteria in establishing its overall pay program for the executive officers.

     Base Salary. Actual base salaries are based on an assessment of various factors including position, tenure, experience, salary history, and individual performance. This assessment is subjective, not subject to weightings or formulas and only considers Compare Group data to the extent available and believed by the Compensation Committee to be helpful. Individual base salary increases reflect what the Compensation Committee believes to be fair and appropriate after considering the subjective factors and an assessment of the Company's current and projected labor costs. Based upon the Company's financial performance for the year ended December 31, 1996, the Committee reassessed the base salaries of Mr. Gabrielsen and the other executive officers. Mr. Gabrielsen, who did not receive a salary increase in 1996 due to the poor financial performance of the Company, received a 24% increase for 1997. The other executive officers, who likewise did not receive any increases in 1996, received increases for 1997 ranging from 8.2% to 13.8%. These 1997 increases were delayed and did not take effect until April 1, 1997.

     Annual Bonus Incentives. The Company believes that incentives help motivate attainment of annual objectives, including the Company's performance relative to that year's plan and the individual performance of each executive officer. For 1996, individual payouts were targeted for up to 10% of annual salary and were contingent on achieving a predetermined level of operating income before taxes. In certain circumstances, an additional bonus may be awarded if the Compensation Committee determines that an executive officer's individual performance warrants such award. Based on the financial performance of the Company during 1996, none of the Company's executive officers, including Mr. Gabrielsen, received a bonus for 1996.

     Common Stock Incentives. In addition to the Company's 401(k) and Profit Sharing Plan, the Company, through its various stock incentive plans, may grant options to purchase Company Common Stock, stock appreciation rights or phantom stock awards to executive officers and employees of the Company and its subsidiaries with a view toward providing the executive officers and employees a stake in the Company's future and compensation directly aligned with the creation of stockholder value. The Compensation Committee may also issue stock options to attract new executive officers to the Company. The Compensation Committee generally establishes the terms and conditions of such grants. Individual awards are determined based on a subjective assessment of individual performance, contribution and potential. On December 1, 1996, the Board of Directors of the Company authorized and approved the creation of the Universal Electronics Inc. 1996 Stock Incentive Plan (the "1996 Plan") and further authorized, subject to stockholder approval, the grant of options to the Company's executive officers, including Mr. Gabrielsen. In this connection, after consideration of the various factors discussed above, the Board of Directors awarded stock options under the 1996 Plan to Mr. Gabrielsen to acquire up to 150,000 shares of the Company Common Stock. The other executive officers received stock options under the 1996 Plan to acquire the Company Common Stock ranging from 10,000 shares to 50,000 shares. In addition to these stock option grants under the 1996 Plan, on May 6, 1996, the date of his hire, Mr. Arling was granted stock options under the Universal Electronics Inc. 1995 Stock Incentive Plan to acquire up to 30,000 shares of the Company Common Stock.

     Perquisites. The Company offers very few perquisites or special benefits to executive officers. In general, the Compensation Committee believes that the benefits offered are less than that offered at typical companies of similar size, and are not material when considering total compensation.

     The Compensation Committee does not believe that the provisions of the
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), will limit the deductibility of compensation expected to be paid by the Company during 1997. The Compensation Committee will continue, however, to evaluate the impact of Section 162(m) of the Code and any other such provisions and take such actions as is deemed appropriate.

     Employment Agreements. In December 1996, the Board of Directors recommended that employment agreements be offered to Messrs. Gabrielsen, Kopaskie, and Arling. In so doing, the Board noted the significant number of changes in personnel, particularly at the executive officer level, that have occurred in the past several years. The Committee concurs with this action and believes it is important to ensure continuity of the Company's senior management so that the strategies which have been developed by the Board and the Company's executive officers will continue to be pursued with little interruption. Presently, the Committee does not believe it necessary to extend the use of employment agreement beyond the three named executives.

     It is the view of the Compensation Committee that the compensation programs of the Company are well structured to encourage attainment of objectives, offer opportunities for a total level of compensation which is consistent with other companies of similar size, and foster a stockholder perspective in management. The Compensation Committee believes that the overall levels of compensation provided by these programs is fair and appropriate for the year just ended, and that they serve stockholders' long-term interests.

                                          Compensation Committee of the Board of
                                          Directors

                                          Bruce A. Henderson
                                          Thomas G. Murdough, Jr.

                               PERFORMANCE CHART

     The following line graph compares the yearly percentage change in the cumulative total stockholder return with respect to the Company Common Stock versus the cumulative total return of the Company's Peer Group Index (the "Peer Group Index") and the Nasdaq Composite Index (the "Nasdaq Composite Index") for the period commencing February 12, 1993 (the initial trading date for the Company Common Stock) and ended December 31, 1996. The graph assumes an investment of $100 on February 12, 1993, a reinvestment of dividends (no dividends were declared on the Company Common Stock during the period) and actual market value increases and decreases of the Company Common Stock relative to an initial investment of $100.

     The Company believes that the information provided has only limited relevance to an understanding of the Company's compensation policies during the indicated periods, does not reflect all matters appropriately considered by the Company in developing its compensation strategy, and is not necessarily indicative of future price performance.


      COMPARISON OF STOCKHOLDER RETURNS AMONG UNIVERSAL ELECTRONICS INC.,
             THE PEER GROUP INDEX(1) AND THE NASDAQ COMPOSITE INDEX

                                   02/12/93     12/31/93     12/31/94     12/31/95     12/31/96
Universal Electronics Inc.  [ ]      $100         $152         $ 34         $ 58         $ 42
Peer Group Index             *       $100         $112         $121         $116         $147
Nasdaq Composite Index      ( )      $100         $111         $108         $151         $185

---------------

(1) Companies in the Peer Group Index are as follows: Harman International Industries, Inc.; Recoton Corporation; Royal Appliance Manufacturing Co.; Voice Powered Technology, Inc.; and Zenith Electronics Corporation.

      PROPOSAL TWO: RATIFICATION AND APPROVAL OF 1996 STOCK INCENTIVE PLAN

BACKGROUND

     As of October 31, 1996, options to acquire 78,968 and 371,500 available shares of Company Common Stock had been granted under the Company's existing 1993 Stock Incentive Plan (the "1993 Plan") and 1995 Stock Incentive Plan (the "1995 Plan"), leaving 121,032 and 28,500 available for future grants under the 1993 Plan and the 1995 Plan, respectively. As a result, the Board of Directors, believing that the remaining number of shares available for future grant under the 1993 Plan and the 1995 Plan was insufficient to attract and retain key employees, authorized the adoption of a new Universal Electronics Inc. 1996 Stock Incentive Plan (the "1996 Plan") to make an additional 400,000 shares of Company Common Stock available for distribution to the Company's key officers and employees.

     Consequently, the stockholders will be asked at the Annual Meeting to vote on a proposal to ratify and approve the adoption of the 1996 Plan and the awards granted thereunder to date. The 1996 Plan was approved by the Board of Directors on December 1, 1996, subject to stockholder approval. To date, the Board has granted an aggregate of 330,000 options under the 1996 Plan to the chief executive officer, the four additional most highly paid executive officers, and certain other employees, all as set forth in TABLE I below. It is anticipated that additional options under the 1996 Plan will be granted during 1997; however, the recipients and the number of shares subject to such additional options have not yet been determined.

NEW PLAN BENEFITS

TABLE I

                           UNIVERSAL ELECTRONICS INC.
                           1996 STOCK INCENTIVE PLAN
                              AS OF MARCH 31, 1997

                                                                          STOCK OPTIONS
                                                                           GRANTED(1)
                                      NAME                                     (#)
        ----------------------------------------------------------------  -------------
        David M. Gabrielsen.............................................     150,000
        Mark S. Kopaskie................................................      50,000
        Paul D. Arling..................................................      50,000
        Richard A. Firehammer, Jr.......................................      15,000
        Dennis P. Mansour...............................................      10,000
        Executive Officers as a Group (5 Persons).......................     275,000
        Non-Executive Director Group (5 Persons)........................          --
        Director Nominees (1 person)....................................          --
        Non-Executive Officer Employees as a Group (4 Persons)..........      55,000

---------------

(1) The stock options set forth in this table have been granted on December 1, 1996 (subject to stockholder approval) at an exercise price of $5.6875 per share, the fair market value of the Company Common Stock at the date of grant; except that of the 150,000 option granted to Mr. Gabrielsen, 110,000 were granted with an exercise price of $5.6875, 20,000 with an exercise price of $7.50 and 20,000 with an exercise price of $8.50. In addition, all of the options have the same vesting schedule, one-third of which vested immediately on the date of the grant, one-third on the first anniversary date of the grant, and the remaining third on the second anniversary date of the grant. All of the options expire on the tenth anniversary of the date of the grant. The closing price of the Company Common Stock on The Nasdaq Stock Market on April 22, 1997 was $5.25.

     The Board of Directors believes that substantial benefits accrue to the Company from the granting of stock awards under the 1996 Plan to its key officers and employees. Such awards encourage such persons to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Company Common Stock through their own efforts in improving the Company's business. The granting of awards under the 1996 Plan also assists in obtaining and attracting competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentive to the participating personnel which will inure to the benefit of all stockholders of the Company. For these reasons, the Board adopted the 1996 Plan. Accordingly, the Board of Directors and management believe that ratification and approval of the 1996 Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

     The following is a summary of the material features of the 1996 Plan and is qualified in its entirety by reference to it. A copy of the 1996 Plan is attached hereto as Exhibit A.

GENERAL

     The 1996 Plan provides for the issuance of stock options, stock appreciation rights, performance stock units, restricted stock units or any combination thereof (each an "Award"). Stock options may be granted to Eligible Employees (as such term is defined within the 1996 Plan). Eligible Employees may be granted "incentive stock options" within the meaning of Section 422A of the Code and non-qualified (for federal income tax purposes) stock options.

     Stock appreciation rights, which may be granted to Eligible Employees, give the grantee of a stock option the right to elect an alternative payment equal to the appreciation of the stock value instead of exercising a stock option. Payment of the stock appreciation right may be made in cash, shares of Company Common Stock or a combination thereof.

     Performance stock units and restricted stock units may be granted to Eligible Employees and represent the right to receive one share of Company Common Stock. In the case of performance stock units, Company Common Stock would be received upon the attainment of certain Company performance objectives. Such performance objectives would be set by the Committee. In the case of restricted stock units, Company Common Stock would be received upon completion of a restriction period, the duration of which would be determined by the Committee.

     In all cases, Awards are subject to the terms and provisions of the 1996 Plan described below. The maximum number of shares of Company Common Stock reserved and available for issuance under the 1996 Plan is 400,000 shares, which constitutes approximately 6.4% of the outstanding shares of Company Common Stock (as of April 23, 1997).

DURATION AND ADMINISTRATION OF THE 1996 PLAN

     The 1996 Plan will terminate on November 30, 2006, unless otherwise terminated by resolution of the Board of Directors. Initially, the 1996 Plan will be administered by the Company's Compensation Committee (the "Committee"). The Committee is composed solely of two or more directors who are non-employee Directors. The current members of the Committee are Bruce A. Henderson and Thomas G. Murdough, Jr. (see "THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD"). Subject to the terms and conditions of the 1996 Plan, the Committee has full and final authority in its absolute discretion to, without limitation: (i) determine the terms and conditions of Awards; (ii) construe and interpret the 1996 Plan and any agreement or instrument entered into thereunder; (iii) adopt, amend, or rescind rules and regulations that may be advisable in the administration of the 1996 Plan; (iv) establish, amend or waive the rules and regulations and the instruments evidencing Awards granted under the 1996 Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the 1996 Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the 1996 Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Employees and upon any person claiming under or through any of them. Neither the Committee nor any of its members is liable for any action taken by the Committee pursuant to the 1996 Plan. No member of the Committee is liable for the act of any other member.

SECURITIES SUBJECT TO THE 1996 PLAN

     Not more than 400,000 shares of Company Common Stock may be issued pursuant to the 1996 Plan in the aggregate, subject to equitable adjustment by the Committee in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments. If any Award expires without having been fully exercised, the shares with respect to which such Award has not been exercised will be available for further Awards.

GRANT AND METHOD OF EXERCISE OF AWARDS

     Subject to certain conditions, the duration of each Award granted under the 1996 Plan will be determined by the Committee, provided that no Award shall be granted after the tenth anniversary of the establishment of the 1996 Plan and no such Award shall be exercisable or vest, as applicable, later than the tenth anniversary of the date the Award was granted.

     Each stock option granted under the 1996 Plan will have an exercise price of no less than the fair market value at the date of grant which will be determined by averaging the highest and lowest sales prices for the Company Common Stock on The Nasdaq Stock Market on the date of the grant. A stock option granted under the 1996 Plan will become exercisable in equal increments of one-third of the shares of Company Common Stock which are covered by the stock option. The first third is immediately exercisable on the date of the grant with the remaining two thirds to become on the second and third anniversary dates of the grant.

     Shares of the Company Common Stock shall be deliverable upon the vesting of performance stock unit Awards or restricted stock units Awards for no consideration other than services rendered or, in the Committee's sole discretion, the minimum amount of consideration other than services, required to be received by the Company in order to assure compliance with applicable state law, which amount shall not, in any case, exceed 10% of the fair market value of such shares of Company Common Stock on that date of issuance.

     Awards may be exercised by the giving of written notice to the Company of the exercise of the Award accompanied by full payment of the exercise price (if applicable) in cash or, in the Committee's discretion, its equivalent. The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T.

EXERCISE OF STOCK OPTIONS UPON TERMINATION OF EMPLOYMENT

     Termination due to Death or Disability. If an Eligible Employee's employment with the Company and all subsidiaries ceases because of death or disability, the option may be exercised by the Eligible Employee (or, in the event of death, such person's estate or personal representative) until the earlier of either (i) the first anniversary of such termination of employment or
(ii) the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment.

     Termination without cause or due to Constructive Termination. If an Eligible Employee's employment with the Company and all subsidiaries is terminated by the Company without "cause" or in the event of "Constructive Termination" (including a "Change In Control") (as all such terms are defined within the 1996 Plan) the option may be exercised by the Eligible Employee (or, in the event of death, such person's estate or personal representative) until the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment. The option agreements with respect to the awards granted under the 1996 Plan to date provide for the immediate and full vesting of the option if the optionee's employment is terminated without "cause" or in the event of the optionee's "Constructive Termination."

     Termination for any other reason. If an Eligible Employee's employment with the Company and all subsidiaries ceases for any reason other than death, disability, without cause or Constructive Termination, the option may be exercised by the Eligible Employee (or, in the event of death, such person's estate or personal representative) until the earlier of either (i) the 90th day following such termination of employment or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of such termination of employment.

     Subject to certain limitations set forth in the 1996 Plan, the Committee may waive any restrictions or conditions set forth in an option agreement concerning an Eligible Employee's right to exercise any stock option and/or the time and method of exercise.

CANCELLATION OF RESTRICTED STOCK UNITS AWARDS OR PERFORMANCE STOCK UNITS AWARDS

     If an Eligible Employee's employment with the Company and all subsidiaries terminates for any reason, the unvested portion of any restricted stock units Award or performance stock unit Award will be canceled and the Eligible Employee shall not be entitled to receive any consideration in respect of such cancellation; provided, however, that the Committee, subject to certain limitations set forth in the 1995 Plan, may waive any restrictions or conditions relating to the vesting of restricted stock units Awards and performance stock units Awards.

INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Eligible Employees and the Company of Awards granted under the 1996 Plan generally should be as set forth in the following summary. This summary only addresses income tax consequences for Eligible Employees and the Company.

     An Eligible Employee who is granted an incentive stock option which qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such Award. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such Award. Upon the exercise of an incentive stock option, however, special alternative minimum tax rules apply for the Eligible Employee. When the Eligible Employee sells such shares more than one year after the date of exercise of the Award and more than two years after the date of grant of the incentive stock option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of such shares and the option exercise price. If the Eligible Employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and the regulations thereunder. Subject to applicable provisions of the Code and regulations, the Company generally will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     An Eligible Employee to whom a non-qualified option (an option which is not an incentive stock option) is granted will not recognize income at the time of grant of such option. When the Eligible Employee exercises such non-qualified option, such person will recognize ordinary compensation income equal to the difference, if any, between the option exercise price and the fair market value, as of the date of the option exercise, of the shares such person receives. The tax basis of such shares to such person will be equal to the fair market value, as of the date of the option exercise, of the shares such person receives (or the exercise price, if greater) and the holding period for such shares will commence on the day on which such person recognized taxable income in respect to such shares. Subject to applicable provisions of the Code and regulations, the Company generally will be entitled to a federal income tax deduction in respect of non-qualified options in the amount of such ordinary compensation income recognized by the Eligible Employee.

     An Eligible Employee to whom a restricted stock units Award or a performance stock units Award is granted will not recognize income at the time of grant of such Award. When such Eligible Employee receives shares of Company Common Stock, the Eligible Employee will recognize ordinary compensation income equal to the fair market value of any shares received. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of the Award of Company Common Stock in an amount equal to the ordinary compensation income recognized by the Eligible Employee.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of Awards of the Company or to describe tax consequences based on particular circumstances. It is based on the United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. This discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

VOTE REQUIRED

     The action of the Board of Directors in adopting the 1996 Plan and authorizing the grant of the awards thereunder to date requires the ratification and approval by an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE UNIVERSAL ELECTRONICS INC. 1996 STOCK INCENTIVE PLAN AND THE AWARDS GRANTED THEREUNDER TO DATE.

                    PROPOSAL THREE:  APPOINTMENT OF AUDITORS

     The Board of Directors, acting on the recommendation of its Audit Committee, has appointed Price Waterhouse LLP ("Price Waterhouse"), a firm of independent public accountants, as auditors, to examine and report to the Board and to the Company's stockholders on the consolidated financial statements of the Company and its subsidiaries for 1997. The Board of Directors is requesting stockholder ratification of such appointment. Representatives of Price Waterhouse will be present at the Annual Meeting and will be given an opportunity to make a statement. They will be available to respond to appropriate questions.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the appointment of Price Waterhouse as the Company's independent auditors. If the stockholders of the Company reject the nomination, the Board of Directors will reconsider its selection.

VOTE REQUIRED

     The ratification of the Board of Directors' appointment of Price Waterhouse as the Company's independent auditors for 1997 requires an affirmative vote of the holders of a majority of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH APPOINTMENT.

                  STOCKHOLDER PROPOSAL FOR 1998 ANNUAL MEETING

     Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the Annual Meeting of Stockholders to be held in 1998. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, Universal Electronics Inc., 1864 Enterprise Parkway West, Twinsburg, Ohio 44087 and must be received no later than December 27, 1997. Any such notice shall set forth:
(a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and
(c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

                      STOCKHOLDER NOMINATIONS OF DIRECTOR

     The Nominating Committee of the Company's Board of Directors will consider nominees to the Company's Board of Directors to the extent permitted under, and made pursuant to the procedures established by, Article IV of the Company's Amended and Restated By-laws.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail, telephone, or other means of communication. Solicitation may be made by directors, officers and other employees of the Company not specifically employed for this purpose. The Company has also retained Corporate Investor Communications, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies for a fee of approximately $4,500, plus reimbursement of out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by the Company.

                            FORM 10-K ANNUAL REPORT

     All stockholders received a copy of the Company's 1996 Annual Report on Form 10-K filed with the Securities and Exchange Commission (excluding exhibits). Stockholders may obtain a copy of the exhibits by addressing a request to Investor Relations, Universal Electronics Inc., 1864 Enterprise Parkway West, Twinsburg, Ohio 44087. A charge equal to the reproduction cost will be made if the exhibits are requested.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Richard A. Firehammer, Jr.

                                          Richard A. Firehammer, Jr.
                                          Vice President, General Counsel and
                                          Secretary

April 28, 1997

                                                                       EXHIBIT A

                           UNIVERSAL ELECTRONICS INC.
                           1996 STOCK INCENTIVE PLAN

                        TO BE EFFECTIVE DECEMBER 1, 1996

                               TABLE OF CONTENTS

Section  1.   General Purpose of Plan; Definitions......................................  A-3
Section  2.   Administration............................................................  A-4
Section  3.   Number of Shares of Stock Subject to Plan.................................  A-5
Section  4.   Eligibility...............................................................  A-6
Section  5.   Stock Options.............................................................  A-6
Section  6.   Stock Appreciation Rights.................................................  A-8
Section  7.   Restricted Stock Units and Performance Stock Units........................  A-9
Section  8.   Amendment and Termination.................................................  A-11
Section  9.   Unfunded Status of Plan...................................................  A-11
Section 10.   General Provisions........................................................  A-11
Section 11.   Effective Date of Plan....................................................  A-13
Section 12.   Term of Plan..............................................................  A-13

                           UNIVERSAL ELECTRONICS INC.
                           1996 STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

     The name of this Plan is the Universal Electronics Inc. 1996 Stock Incentive Plan (the "Plan"). The purpose of this Plan is to enable the Corporation (as hereinafter defined) and its Subsidiaries (as hereinafter defined) to obtain and retain competent personnel who will contribute to the Corporation's success by their ability, ingenuity and industry and to provide incentives to the participating officers and key employees which are related to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Corporation.

     For purposes of this Plan, the following terms shall be defined as set forth below:

          (a) "Award" means any grant under this Plan in the form of Stock Options, Stock Appreciation Rights, Performance Stock Units, Restricted Stock Units or any combination of the foregoing.

          (b) "Board" means the Board of Directors of the Corporation.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

          (d) "Committee" means the Compensation Committee or any other committee the Board may subsequently appoint to administer this Plan. The Committee shall be composed entirely of directors who meet the qualifications referred to in Section 2 of this Plan.

          (e) "Corporation" means Universal Electronics Inc., a corporation incorporated under the laws of the State of Delaware (or any successor corporation).

          (f) "Disability" means an event of illness or other incapacity of Optionee resulting in Optionee's failure or inability to discharge Optionee's duties as an employee of the Corporation, any Subsidiary or any Related Entity for ninety (90) or more days during any period of 120 consecutive days.

          (g) "Eligible Employee" means an employee of the Corporation, any Subsidiary or any Related Entity as described in Section 4 of this Plan.

          (h) "Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, the mean of the high and low trading price of the Stock on such date as reported on The Nasdaq Stock Market or if the Stock is not then traded on The Nasdaq Stock Market, on such other national securities exchange on which the Stock is admitted to trade or, if none, on the National Association of Securities Dealers Automated Quotation System if the Stock is admitted for quotation thereon; provided, however, that if any such system, exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately proceeding such day on which such system, exchange or quotation system was open for trading; provided, further, that in all other circumstances, "Fair Market Value" means the value determined by the Committee after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under Section 170(a)(1) of the Code.

          (i) "Incentive Stock Option" means any Stock Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          (j) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 ("Rule 16b-3"), as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), or any successor definition adopted by the Securities and Exchange Commission.

          (k) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (l) "Optionee" means a Participant granted a Stock Option pursuant to
     Section 5 of this Plan which remains outstanding.

          (m) "Participant" means any Eligible Employee selected by the Committee, pursuant to the Committee's authority in Section 2 of this Plan, to receive Awards.

          (n) "Performance Stock Unit" means the right to receive one share of Stock as set forth in an Award granted pursuant to Section 7 of this Plan.

          (o) "Related Entity" means any corporation, joint venture or other entity, domestic or foreign, other than a Subsidiary, in which the Corporation owns, directly or indirectly, a substantial equity interest.

          (p) "Restricted Stock Unit" means the right to receive one share of Stock as set forth in an Award granted pursuant to Section 7 of this Plan.

          (q) "Retirement" means (i) retirement from active employment under a retirement plan of the Corporation, any Subsidiary or Related Entity or under an employment contract with any of them or (ii) termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

          (r) "Stock" means the common stock, par value $0.01 per share, of the Corporation.

          (s) "Stock Appreciation Right" means the right pursuant to an Award granted under Section 6 of this Plan, (i) in the case of a Related Stock Appreciation Right (as defined in Section 6 of this Plan), to surrender to the Corporation all or a portion of the related Stock Option and receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date such Stock Option or portion thereof is surrendered over the option price per share specified in such Stock Option, multiplied by the number of shares of Stock in respect of which such Stock Option is being surrendered and (ii) in the case of a Freestanding Stock Appreciation Right (as defined in Section 6 of this Plan) and receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in such Freestanding Stock Appreciation Right, multiplied by the number of shares of Stock in respect of which such Freestanding Stock Appreciation Right is being exercised.

          (t) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 of this Plan.

          (u) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

     This Plan shall be administered by the Committee, composed solely of two or more directors who are Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. In the event that a Committee has not been appointed or in the Board's sole discretion, this Plan shall be administered by the Board which shall have all of the power and authority of the Committee set forth below. The Committee shall have the power and authority in its sole discretion to grant Awards pursuant to the terms and provisions of this Plan.

     In particular, the Committee shall have the full authority, not inconsistent with this Plan:

          (a) to select Participants;

          (b) to determine whether and to what extent Awards are to be granted to Participants hereunder;

          (c) to determine the number of shares of Stock to be covered by each such Award granted hereunder, but in no case shall such number be in the aggregate greater than that allowed under this Plan;

          (d) to approve or ratify transactions by Participants involving acquisitions from the Corporation or dispositions to the Corporation of equity securities of the Corporation made pursuant to the terms of this Plan;

          (e) to determine the terms and conditions of any Award granted hereunder (including, without limitation, (i) the restrictive periods applicable to Restricted Stock Unit Awards and (ii) the performance objectives and periods applicable to Performance Stock Unit Awards);

          (f) to waive compliance by a Participant with any obligation to be performed by such Participant under any Award and to waive any term or condition of any such Award (provided, however, that no such waiver shall detrimentally affect the rights of the Participant without such Participant's consent); and

          (g) to determine the terms and conditions which shall govern all written agreements evidencing the Awards.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time deem advisable; to interpret the provisions of this Plan and the terms and conditions of any Award issued, expired, terminated, canceled or surrendered under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

     All decisions made by the Committee pursuant to the provisions of this Plan and as to the terms and conditions of any Award (and any agreements relating thereto) shall be final and binding on all persons, including the Corporation and the Optionees.

SECTION 3.  NUMBER OF SHARES OF STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for issuance under this Plan shall be four hundred thousand (400,000). Such shares of Stock may consist, in whole or in part, of authorized and unissued shares of Stock or issued shares of Stock reacquired by the Corporation at any time, as the Board may determine.

     To the extent that (a) a Stock Option expires or is otherwise terminated, canceled or surrendered without being exercised (including, without limitation, in connection with the grant of a replacement option) or (b) any Restricted Stock Unit Award or Performance Stock Unit Award granted hereunder expires or is otherwise terminated or is canceled, the shares of Stock underlying such Stock Option or subject to such Restricted Stock Unit Award or Performance Stock Unit Award shall again be available for issuance in connection with future Awards under this Plan. Upon the exercise of a Related Stock Appreciation Right (as defined in Section 6 of this Plan), the Stock Option, or the part thereof to which such Related Stock Appreciation Right is related, shall be deemed to have been exercised for the purpose of the limitation on the number of shares of Stock in respect of which the Related Stock Appreciation Right was exercised.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, spin-off, or other change in corporate structure or capitalization affecting the Stock, the Committee shall make an equitable adjustment or substitution in the number and class of shares reserved for issuance under this Plan, the number and class of shares covered by outstanding Awards and the option price per share of Stock Options or the applicable price per share specified in Stock Appreciation Rights to reflect the effect of such change in corporate structure or capitalization on the Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated; provided further, however, that if by reason of any such change in corporate structure or capitalization a Participant holding a Restricted Stock Unit Award or Performance Stock Unit Award shall be entitled, subject to the terms and conditions of such Award, to additional or different shares of any security, the issuance of such additional or different shares shall thereupon be subject to all of the terms and conditions (including restrictions and performance criteria) which were applicable to such Award prior to such change in corporate structure or capitalization; and, provided, further, however, that unless the Committee in its sole discretion determines otherwise, any issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no such adjustment or substitution by reason thereof shall be made with respect to, the number or class of shares reserved for issuance under this Plan, the number or class of shares covered by outstanding Awards or any option price or applicable price.

SECTION 4.  ELIGIBILITY.

     Officers and other key employees of the Corporation, its Subsidiaries and its Related Entities who are responsible for or contribute to the management, growth or profitability of the business of the Corporation, its Subsidiaries or its Related Entities shall be eligible to be granted Awards; provided however, with respect to an employee of a Related Entity, that such person was an employee of the Corporation, a Subsidiary or, if originally an employee of the Corporation or a Subsidiary, of another Related Entity immediately prior to becoming employed by such Related Entity and accepted employment with such Related Entity at the request of the Corporation or a Subsidiary. The Participants under this Plan shall be selected, from time to time, by the Committee, in its sole discretion, from among those Eligible Employees.

SECTION 5.  STOCK OPTIONS.

     (a) Grant and Exercise. Stock Options may be granted either alone or in addition to other Awards granted under this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee may, from time to time, approve, and the terms and conditions of Stock Option Awards need not be the same with respect to each Optionee. Each Optionee shall enter into a Stock Option agreement ("Stock Option Agreement") with the Corporation, in such form as the Corporation shall determine, which agreement shall set forth, among other things, the option price of the option, the term of the option and conditions regarding exercisability of the option granted thereunder.

          (i) Nature of Options. The Committee shall have the authority to grant any Participant either Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights), except that the Committee shall not grant any Incentive Stock Options to an employee of a Related Entity. Any Stock Option which does not qualify as an Incentive Stock Option, or the terms of which at the time of its grant provide that it shall not be treated as an Incentive Stock Option, shall constitute a Nonqualified Stock Option.

          (ii) Exercisability. Subject to such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant, Stock Options shall be exercisable from time to time to the extent of 33% of the number of shares of Stock covered by the Stock Option immediately upon the date of grant of the Stock Option, to the extent of 67% of the number of shares of Stock covered by the Stock Option on and after the first anniversary and before the second anniversary of the date of grant of the Stock Option, and to the extent of 100% of the number of shares of Stock covered by the Stock Option on and after the second anniversary and before the expiration of the stated term of the Stock Option (or to such lesser extent as the Committee in its sole discretion shall determine at the time of grant or to such greater extent as the Committee in its sole discretion shall determine at or after the time of grant).

          (iii) Method of Exercise. Stock Options may be exercised by giving written notice of exercise delivered in person or by mail as required by the terms of any Stock Option Agreement at the Corporation's principal executive office, specifying the number of shares of Stock with respect to which the Stock Option is being exercised, accompanied by payment in full of the option price in cash or its equivalent as determined by the Committee in its sole discretion. If requested by the Committee, the Optionee shall deliver to the Corporation the Stock Option Agreement evidencing the Stock Option being exercised for notation thereon of such exercise and return thereafter of such agreement to the Optionee. As determined by the Committee in its sole discretion at or after the time of grant, payment of the option price in full or in part may also be made in the form of shares of unrestricted Stock already owned by the Optionee (based on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment of the option price in the form of already owned shares of Stock may be authorized only at the time of grant. The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan's purpose and applicable law. An Optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares of Stock subject to the Stock Option when the Optionee has given written notice of exercise, has paid in full for such shares of Stock, and, if requested, has made representations described in Section 11(a) of this Plan.

     (b) Terms and Conditions. Stock Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable.

          (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall be not less than 100% of the Fair Market Value of the Stock on the date of the grant; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary when an Incentive Stock Option is granted to such Participant, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be not less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee at the time of grant, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if any Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary when an Incentive Stock Option is granted to such Participant, such Stock Option (to the extent required by the Code at time of grant) shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

          (iii) Transferability of Options. Except as otherwise determined by the Committee, no Stock Options shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee, or in the case of Optionee's legal incompetency, only by Optionee's guardian or legal representative.

          (iv) Option Exercise After Termination by Reason of Death or Disability. If an Optionee's employment with the Corporation, any Subsidiary or any Related Entity terminates by reason of death or Disability, and Stock Option held by such Optionee may thereafter be exercised for a period of one year (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term if such Stock Option, whichever period is shorter, to the extent to which the Optionee would on the date of termination have been entitled to exercise the Stock Option (or to such greater or lesser extent as the Committee in its sole discretion shall determine at or after the time of grant). In the event of a termination of employment by reason of death or Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

          (v) Option Exercise After Termination Without Cause or Constructive Termination. If an Optionee's employment with the Corporation, any Subsidiary, or any Related Entity is terminated, by the Corporation or such Subsidiary or such Related Entity, without "Cause" (as such term is defined within the Stock Option Agreement) or in the event of "Constructive Termination" (as such term is defined within the Stock Option Agreement) of the Optionee's employment with the Corporation or such Subsidiary or such Related Entity is so terminated the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee, to the extent not theretofore exercised, in whole or in part with respect to all remaining shares covered by the Stock Option at any time prior to the expiration of the Stock Option (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant), to the extent to which the Optionee would on the date of termination have been entitled to exercise the Stock Option (or to such greater or lesser extent as the Committee in it sole discretion shall determine at or after the time of grant). An Optionee's acceptance of employment, at the request of the Corporation or a Subsidiary, with a Related Entity (or acceptance of employment, at the request of the Corporation or a Subsidiary, with any other Related Entity), shall not be deemed a termination of employment hereunder and any Stock Option held by Optionee may be exercised thereafter to the extent that the Optionee would on the date of exercise have been entitled to exercise such Stock Option if such Optionee had continued to be employed by the Corporation or such Subsidiary (or such initial Related Entity), provided that the Optionee has been in continuous employ with the Related Entity to which such Optionee has moved from the date of acceptance of employment therewith until the date of exercise. In the event of termination of employment by the Corporation, any Subsidiary or any Related Entity without Cause or in the event of Constructive Termination of the Optionee's employment or the acceptance of employment with a Related Entity, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

          (vi) Option Exercise After Termination To Resignation. If an Optionee's employment with the Corporation, any Subsidiary, or any Related Entity terminates for any reason not set forth in Sections 5(iv) or (v) above, the Committee, in its sole discretion, may permit the Optionee to exercise any Stock Option held by such Optionee to the extent such Option was exercisable on the date of such termination (or to such greater or lesser extent as the Committee in its sole discretion shall determine at or after the time of grant) for a period of ninety (90) days from the date of such termination (or such shorter period as the Committee in its sole discretion shall specify at or after the time of grant).

          (vii) Other Termination. Except as otherwise provided in this Section 5 of this Plan, or as determined by the Committee in its sole discretion, if an Optionee's employment with the Corporation, any Subsidiary or any Related Entity terminates, all Stock Options held by the Optionee will terminate.

          (viii) Annual Limit on Incentive Stock Options. To the extent required for incentive stock option treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the date of Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Corporation or any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000; provided, however, that if the aggregate Fair Market Value (so determined) of the shares of Stock covered by such options exceeds $100,000 during any year in which they become exercisable, such options with a Fair Market Value in excess of $100,000 will be Nonqualified Stock Options.

SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted either in conjunction with all or part of any Stock Option granted under this Plan ("Related Stock Appreciation Rights") or alone ("Freestanding Stock Appreciation Rights") and, in either case, in addition to other Awards granted under this Plan. Participants shall enter into a Stock Appreciation Rights Agreement with the Corporation if requested by the Committee, in such form as the Committee shall determine.

          (i) Time of Grant. Related Stock Appreciation Rights related to a Nonqualified Stock Option may be granted either at or after the time of the grant of such Nonqualified Stock Option. Related Stock Appreciation Rights related to such an Incentive Stock Option may be granted only at the time of the grant of such Incentive Stock Option. Freestanding Stock Appreciation Rights may be granted at any time.

          (ii) Exercisability. Related Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5(a)(ii) of this Plan and Freestanding Stock Appreciation Rights shall be exercisable, subject to such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant, from time to time, to the extent that Stock Options are exercisable in accordance with the provisions of Section 5(a)(ii) of this Plan. A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option.

          (iii) Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant by giving written notice of exercise delivered in person or by mail as required by the terms of any agreement evidencing the Stock Appreciation Right at the Corporation's principal executive office, specifying the number of shares of Stock in respect of which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver to the Corporation the agreement evidencing the Stock Appreciation Right being exercised and, in the case of a Related Stock Appreciation Right, the Stock Option Agreement evidencing any related Stock Option, for notation thereon of such exercise and return thereafter of such agreements to the Participant.

          (iv) Amount Payable. Upon the exercise of a Related Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the option price per share specified in the related Stock Option, multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Rights shall have been exercised, with the Committee having in its sole discretion the right to determine the form of payment. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the price per share specified in the Freestanding Stock Appreciation Right, which shall be not less than 100% of the Fair Market Value of the Stock on the date of Grant, multiplied by the number of shares of Stock in respect of which the Freestanding Stock Appreciation Rights shall have been exercised, with the Committee having in its sole discretion the right to determine the form of payment

     (b) Terms and Conditions. Stock Appreciation Rights under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of this Plan, as the Committee shall deem desirable.

          (i) Terms of Stock Appreciation Rights. The term of a Related Stock Appreciation Right shall be the same as the term of the related Stock Option. A Related Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the exercise, termination, cancellation or surrender of the related Stock Option, except that, unless otherwise provided by the Committee in its sole discretion at or after the time of grant, a Related Stock Appreciation Right granted with respect to less than the full number of shares of Stock covered by a related Stock Option shall terminate and no longer be exercisable if and to the extent that the number of shares of Stock covered by the exercise, termination, cancellation or surrender of the related Stock Option exceeds the number of shares of Stock not covered by the Related Stock Appreciation Right.

          The term of each Freestanding Stock Appreciation Right shall be fixed by the Committee, but no Freestanding Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

          (ii) Transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 5(b)(iii) of this Plan.

          (iii) Termination of Employment. In the event of the termination of employment of an Optionee holding a Related Stock Appreciation Right, such right shall be exercisable to the same extent that the related Stock Option is exercisable after such termination. In the event of the termination of employment of the holder of a Freestanding Stock Appreciation Right, such right shall be exercisable to the same extent that a Stock Option with the same terms and conditions as such Freestanding Stock Appreciation Right would have been exercisable in the event of the termination of employment of the holder of such Stock Option.

SECTION 7.  RESTRICTED STOCK UNITS AND PERFORMANCE STOCK UNITS.

     (a) Grant. Awards of Restricted Stock Units or Performance Stock Units may be granted either alone or in addition to other Awards granted under this Plan. Each Restricted Stock Unit or Performance Stock

Unit represents the right to receive, subject to the terms and provisions of this Plan and any agreements evidencing such Awards, one share of Stock. If the Committee in its sole discretion so determines at the time of grant, a Participant to whom a Restricted Stock Unit Award or Performance Stock Unit Award has been granted may be credited with an amount equivalent to all cash dividends ("Dividend Equivalents") that would have been paid to the holder of such Restricted Stock Unit Award or Performance Stock Unit Award if one share of Stock for every Restricted Stock Unit or Performance Stock Unit awarded had been issued to the holder on the date of grant of such Restricted Stock Unit Award or Performance Stock Unit Award. The Committee shall determine the terms and conditions of each Restricted Stock Unit Award and Performance Stock Unit, including without limitation, the number of Restricted Stock Units or Performance Stock Units to be covered by such Awards, the restricted period applicable to Restricted Stock Unit Awards and the performance objectives applicable to Performance Stock Unit Awards. The Committee in its sole discretion may prescribe terms and conditions applicable to the vesting of such Restricted Stock Unit Awards or Performance Stock Unit Awards in addition to those provided in this Plan. The Committee shall establish such rules and guidelines governing the crediting of Dividend Equivalents, including the timing, form of payment and payment contingencies of Dividend Equivalents, as it may deem desirable. The Committee in its sole discretion may at any time accelerate the time at which the restrictions on all or any part of a Restricted Stock Unit Award lapse or deem the performance objectives with respect to all or any part of a Performance Stock Unit Award to have been attained. Restricted Stock Units Awards and Performance Stock Unit Awards shall not be transferable otherwise than by will or by the laws of descent and distribution. Shares of Stock shall be deliverable upon the vesting of Restricted Stock Unit Awards and Performance Stock Unit Awards for no consideration other than services rendered or, in the Committee's sole discretion, the minimum amount of consideration other than services (such as the par value of Stock) required to be received by the Corporation in order to assure compliance with applicable state law, which amount shall not exceed 10% of the Fair Market Value of such shares of Stock on the date of issuance. Each such Award shall be evidenced by a Restricted Stock Unit agreement ("Restricted Stock Unit Award Agreement") or Performance Stock Unit Award agreement ("Performance Stock Unit Award Agreement").

     (b) Terms and Conditions. Unless otherwise determined by the Committee in its sole discretion:

          (i) a breach of any term or condition provided in this Plan, the Restricted Stock Unit Award Agreement or the Performance Stock Unit Award Agreement or established by the Committee with respect to such Restricted Stock Unit Award or Performance Stock Unit Award will cause a cancellation of the unvested portion of such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) and the Participant shall not be entitled to receive any consideration in respect of such cancellation; and

          (ii) termination of such holder's employment with the Corporation, any Subsidiary or any Related Entity prior to the lapsing of the applicable restriction period or attainment of applicable performance objectives will cause a cancellation of the unvested portion of such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) and the Participant shall not be entitled to receive any consideration in respect of such cancellation.

     (c) Completion of Restriction Period and Attainment of Performance Objectives. To the extent that restrictions with respect to any Restricted Stock Unit Award lapse or performance objectives with respect to any Performance Stock Unit Award are attained and provided that other applicable terms and conditions have been satisfied:

          (i) such of the Restricted Stock Units or Performance Stock Units as to which restrictions have lapsed or performance objectives have been attained shall become vested and the Committee shall cause to be issued and delivered to the Participant a stock certificate representing a number of shares of Stock equal to such number of Restricted Stock Units or Performance Stock Units, and, subject to Section 11(a) hereof, free of all restrictions; and

          (ii) any Dividend Equivalents credited in respect of such Restricted Stock Units or Performance Stock Units shall become vested to the extent that such Restricted Stock Units or Performance Stock

     Units shall have become vested and the Committee shall cause such Dividend Equivalents to be delivered to the Participant.

     Any such Restricted Stock Unit Award or Performance Stock Unit Award (including any Dividend Equivalents credited in respect thereof) that shall not have become vested at the end of the applicable restricted period or the period given for the attainment of performance objectives shall expire, terminate and be cancelled and the Participant shall not thereafter have any rights with respect to the Restricted Stock Units or Performance Stock Units (or any Dividend Equivalents credited in respect thereto) covered thereby.

SECTION 8.  AMENDMENT AND TERMINATION.

     The Board may amend, alter, or discontinue this Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or which, without the approval of the stockholders of the Corporation (where such approval is necessary to satisfy then applicable requirements of Rule 16b-3 under the Exchange Act, any Federal tax law relating to Incentive Stock Options or applicable state law), would:

          (a) except as provided in Section 3 of this Plan, increase the total number of shares of Stock which may be issued under this Plan;

          (b) except as provided in Section 3 of this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the Option;

          (c) change the class of employees eligible to participate in this Plan; or

          (d) extend (i) the period during which Stock Options may be granted or
     (ii) the maximum period of any Award under Sections 5(b)(ii) or 6(b)(i) of this Plan.

     Except as restricted herein with respect to Incentive Stock Options, the Committee may amend or alter the terms and conditions of any Award theretofore granted, and of any agreement evidencing such Award, prospectively or retroactively, but no such amendment or alteration shall impair the rights of any Optionee under such Award or agreement without such Optionee's consent.

SECTION 9.  UNFUNDED STATUS OF PLAN.

     This Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made and due to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation.

SECTION 10.  GENERAL PROVISIONS.

     (a) The Committee may require each Optionee purchasing shares of Stock pursuant to a Stock Option to represent to and agree with the Corporation in writing that such Optionee is acquiring the shares of Stock without a view to distribution thereof. All certificates for shares of Stock delivered under this Plan and, to the extent applicable, all evidences of ownership with respect to Dividend Equivalents delivered under this Plan, shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or quotation system on which the Stock is admitted for trading and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any employee of the Corporation, any Subsidiary or any Related Entity any right to continued employment with the Corporation, any Subsidiary or any Related Entity as the case may be, nor shall it interfere in any way with the right of the Corporation, any Subsidiary or any Related Entity to terminate the employment of any of its employees at any time.

     (c) Each Participant shall be deemed to have been granted an Award on the date the Committee took action to grant such Award under this Plan or such later date as the Committee in its sole discretion shall determine at the time such grant is authorized.

     (d) Unless the Committee otherwise determines, each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Corporation under this Plan shall be conditional on such payment or arrangements and the Corporation (and, where applicable, its Subsidiaries and its Related Entities) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by
(i) authorizing the Corporation to withhold from shares of Stock to be issued upon the exercise of a Stock Option or upon the vesting of any Restricted Stock Unit Award or the Performance Stock Unit Award a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due, or
(ii) transferring to the Corporation shares of Stock owned by the Participant with an aggregate Fair Market Value that would satisfy the withholding amount due. With respect to any Participant who is an executive officer, the election to satisfy the tax withholding obligations relating to the exercise of a Stock Option or to the vesting of a Restricted Stock Unit Award or Performance Stock Unit Award in the manner permitted by this subsection (d) shall be made during the "window period" as described within the Corporation Insider Trading Policy unless otherwise determined in the sole discretion of the Committee of the Board.

     (e) No member of the Board or the Committee, nor any officer or employee of the Corporation acting on behalf of the Board or the Committee, shall be personally liable for any action, failure to act, determination or interpretation taken or made in good faith with respect to this Plan, and all members of the Board or the Committee and each and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, failure to act, determination or interpretation.

     (f) This Plan is intended to satisfy the conditions of Rule 16b-3 under the Exchange Act, and all interpretations of this Plan shall, to the extent permitted by law, regulations and rulings, be made in a manner consistent with and so as to satisfy the conditions of Rule 16b-3 under the Exchange Act. The term "executive officer" as used in this Plan means any director or officer who is subject to the provisions of Section 16(b) of the Exchange Act. Any provisions of this Plan or the application of any provision of this Plan inconsistent with Rule 16b-3 under the Exchange Act shall be inoperative and shall not affect the validity of this Plan.

     (g) In interpreting and applying the provisions of this Plan, any Stock Option granted as an Incentive Stock Option pursuant to this Plan shall, to the extent permitted by law, regulations and rulings be construed as, and any ambiguity shall be resolved in favor of preserving its status as, an "incentive stock option" within the meaning of Section 422 of the Code. Once an Incentive Stock Option has been granted, no action by the Committee that would cause such Stock Option to lose its status under the Code as an "incentive stock option" shall be effective as to such Incentive Stock Option unless taken at the request of or with the consent of the Participant. Notwithstanding any provision to the contrary in this Plan or in any Incentive Stock Option granted pursuant to this Plan, if any change in law or any regulation or ruling of the Internal Revenue Service shall have the effect of disqualifying any Stock Option granted under this Plan which is intended to be an "incentive stock option" within the meaning of Section 422 of the Code, the Stock Option granted shall nevertheless continue to be outstanding as and shall be deemed to be a Nonqualified Stock Option under this Plan.

     (h) Notwithstanding any other provision herein to the contrary, the maximum number of shares with respect to which Awards may be granted to the same Participant under this Plan may not exceed, in the aggregate, 266,666 shares, except to the extent of adjustments authorized by Section 3 of this Plan.

SECTION 11.  EFFECTIVE DATE OF PLAN.

     This Plan shall be effective December 1, 1996, subject to the approval by the affirmative vote of the holders of a majority of the shares of Stock of the Corporation present in person or by proxy at the meeting of stockholders on that date.

SECTION 12.  TERM OF PLAN.

     No Award shall be granted under this Plan on or after the tenth anniversary of the effective date of this Plan; provided, however, that Awards granted prior to such tenth anniversary may extend beyond that date.

PROXY                      UNIVERSAL ELECTRONICS INC.                      PROXY

    THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                                  STOCKHOLDERS
                ON MAY 28, 1997, 9:00 A.M., CLEVELAND, OHIO TIME

    The undersigned appoints David M. Gabrielsen and Richard A. Firehammer, Jr. as proxy holders. Each shall have the power to appoint a substitute and is authorized to represent and vote, as designated hereon, all shares of Universal Electronics Inc. held of record by the undersigned as of April 23, 1997 at the Annual Meeting of Stockholders to be held on May 28, 1997, 9:00 a.m., Cleveland, Ohio time, or any adjournments or postponements thereof. The Board of Directors recommends a vote FOR the election of the four persons nominated as Directors by the Board of Directors and FOR proposals 2 and 3.

                                                     (continued on reverse side)

1. Election of Directors    [ ] FOR all nominees listed below    [ ] WITHHOLD AUTHORITY to
                               (except as marked to the contrary)    vote for all nominees listed below

   Class I Nominees:    David M. Gabrielsen             Class II Nominee:    F. Rush McKnight
                        Paul D. Arling
                        Mark S. Kopaskie

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

  ------------------------------------------------------------------------------

2. Proposal to ratify and approve Universal Electronics Inc. 1996 Stock Incentive Plan and awards thereunder to date.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. Proposal to ratify appointment of Price Waterhouse LLP as independent auditors.

                   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FOUR PERSONS NOMINATED AS DIRECTORS BY THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3 AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING, AS THE PROXIES MAY DIRECT.

Please sign name exactly as name appears on the other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------        ---------------------------------
Signature                         Date        Signature                    Date